UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07396

Western Asset Managed High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: February 28

Date of reporting period: May 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FORM N-Q

MAY 31, 2014

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 90.1%
CONSUMER DISCRETIONARY - 16.6%
Automobiles - 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000	$790,050
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000	320,450	(a)

Total Automobiles				1,110,500

Diversified Consumer Services - 0.4%
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000	757,550
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000	526,250	(a)

Total Diversified Consumer Services				1,283,800

Hotels, Restaurants & Leisure - 4.5%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	360,000	361,350	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	146,681	146,901	(a)(b)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	824,500	817,104	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	50,000	53,375
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	240,000	221,400	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	439,000	388,515
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,720,000	1,380,300
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	280,000	293,300	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000	885,500
CCM Merger Inc., Senior Notes	9.125%	5/1/19	930,000	999,750	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	420,000	428,400	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	720,000	779,400	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	270,000	1,688	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	450,000	463,500	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	890,000	943,400	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	400,000	430,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,976,000	2,190,890	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	410,000	444,850
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	930,000	966,037	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	145,000	158,413	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000	1,178,337

Total Hotels, Restaurants & Leisure				13,532,410

Household Durables - 1.3%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,090,000	1,169,025	(a)(c)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	730,000	786,575
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000	931,675
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	970,000	996,675	(a)

Total Household Durables				3,883,950

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Media - 7.5%
Altice SA, Senior Secured Notes	7.750%	5/15/22	1,350,000		$1,422,562	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		318,275
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,720,000		1,879,100
CCU Escrow Corp., Senior Secured Notes	10.000%	1/15/18	600,000		576,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		267,188
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	410,000		459,200
DISH DBS Corp., Senior Notes	6.625%	10/1/14	60,000		61,050
DISH DBS Corp., Senior Notes	7.875%	9/1/19	580,000		691,650
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,110,000		1,258,462
Gibson Brands Escrow Corp., Senior Secured Notes	8.875%	8/1/18	210,000		218,400	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	540,000		561,600	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	150,000		159,375	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,100,000		1,188,000	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	567,529		658,334	(a)(c)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	1,050,000		1,090,688	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,490,000		1,652,037	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	821,000		1,059,886
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	361,000		460,210
Univision Communications Inc., Senior Notes	8.500%	5/15/21	780,000		859,950	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	720,000		772,200	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	460,000		508,875	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	81,000		89,100	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,200,000	EUR	1,763,469	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,819,856	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,600,600	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	880,000		884,400	(a)

Total Media					22,280,467

Multiline Retail - 0.1%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	185,000		189,625

Specialty Retail - 2.1%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		745,500
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,190,000		1,207,850	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	1,920,000		1,752,000	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	440,000		479,600	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000		153,750	(a)(c)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,140,000		1,169,937	(a)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	630,000		669,381	(a)

Total Specialty Retail					6,178,018

Textiles, Apparel & Luxury Goods - 0.3%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	600,000		619,500	(a)(c)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	440,000		455,400	(a)

Total Textiles, Apparel & Luxury Goods					1,074,900

TOTAL CONSUMER DISCRETIONARY					49,533,670

CONSUMER STAPLES - 3.3%
Beverages - 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	440,000		473,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Beverages - 0.4% (continued)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	670,000	$747,050	(a)

Total Beverages				1,220,050

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	880,000	905,300	(a)

Food Products - 2.2%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,025,000	1,124,937
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	840,000	851,550	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	820,000	830,250	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	580,000	584,350	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,810,000	1,963,850	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	760,000	809,400	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	447,000	468,233	(a)

Total Food Products				6,632,570

Household Products - 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	360,000	395,100

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	680,000	697,000

TOTAL CONSUMER STAPLES				9,850,020

ENERGY - 14.2%
Energy Equipment & Services - 2.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	410,000	436,650
CGG, Senior Notes	9.500%	5/15/16	173,000	177,109
CGG, Senior Notes	7.750%	5/15/17	67,000	67,837
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	270,000	274,050	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	620,000	635,500	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	670,000	700,150
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	470,000	524,050	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	680,000	731,000	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	830,000	840,375	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	600,000	606,000	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	700,000	728,000	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	580,000	623,500	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	790,000	896,650
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	760,000	797,050	(a)

Total Energy Equipment & Services				8,037,921

Oil, Gas & Consumable Fuels - 11.5%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	640,000	478,400
Arch Coal Inc., Senior Notes	9.875%	6/15/19	370,000	318,200
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000	298,200
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	860,000	905,150
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000	499,337
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	450,000	457,875	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	590,000	627,612
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	420,000	462,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	440,000	513,700
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	290,000	327,338
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	610,000	698,450
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	860,000	939,550

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 11.5% (continued)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,409,816	$1,362,277	(a)(c)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	680,000	739,500
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	470,000	531,367	(f)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	530,000	548,550
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,190,000	1,320,900	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	830,000	913,000
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,110,000	1,187,700
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	760,000	847,400
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	300,000	301,500	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,250,000	1,387,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	26,000	28,210
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,430,000	1,547,975	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	920,000	736,000	(e)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000	536,550	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	620,000	651,000	(a)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	810,000	810,000
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	840,000	892,500	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	290,000	309,081
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	800,000	836,046
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000	781,187
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	140,000	157,850
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	250,000	264,938	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,120,000	1,162,000	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	670,000	676,700	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	700,000	720,125	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	1,830,000	1,921,500	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,080,000	1,161,000	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	90,000	96,300
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	550,800	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000	311,550	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	380,000	414,200
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000	724,132
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000	2,748,831
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	470,000	511,125	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	100,000	67,250	(a)

Total Oil, Gas & Consumable Fuels				34,282,356

TOTAL ENERGY				42,320,277

FINANCIALS - 9.5%
Banks - 4.7%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	370,000	359,825	(f)(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,060,000	1,463,850	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000	1,151,250
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	620,000	632,109	(f)(g)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	170,000	228,446	(a)(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	880,000	1,038,400	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,470,000	1,506,069	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	350,000	355,688	(f)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	980,000	992,045	(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000	780,550	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	520,000	527,021

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - 4.7% (continued)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	730,000		$793,102
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	730,000		731,848
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	230,000		264,730
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,350,000	AUD	1,505,232	(f)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		635,134	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	990,000		1,043,213	(f)(g)

Total Banks					14,008,512

Capital Markets - 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000		806,466

Consumer Finance - 1.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	760,000		923,400
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	660,186	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	620,000		731,213
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	610,000		706,075
SLM Corp., Senior Notes	6.125%	3/25/24	130,000		130,975
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	350,000		367,500	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	310,000		330,925	(a)

Total Consumer Finance					3,850,274

Diversified Financial Services - 1.9%
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000		3,008,250
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,815,000		2,202,956
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		542,500	(a)(f)

Total Diversified Financial Services					5,753,706

Insurance - 0.9%
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000		1,113,145
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		495,650	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		580,650	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000		444,600	(a)

Total Insurance					2,634,045

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,160,000		1,252,800	(a)

TOTAL FINANCIALS					28,305,803

HEALTH CARE - 5.1%
Health Care Equipment & Supplies - 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	930,000		983,475
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	570,000		584,250	(a)(c)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,350,000		1,353,375

Total Health Care Equipment & Supplies					2,921,100

Health Care Providers & Services - 3.7%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	468,000		563,940
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	390,000		409,500
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,310,000		1,441,000
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000		790,225
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,110,000		1,212,675
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000		368,900	(a)
HCA Inc., Debentures	7.500%	11/15/95	2,345,000		2,128,087
HCA Inc., Notes	7.690%	6/15/25	490,000		535,325
HCA Inc., Senior Secured Notes	7.250%	9/15/20	250,000		269,688
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,410,000		1,506,937
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	810,000		923,400

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - 3.7% (continued)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	720,000	$775,800

Total Health Care Providers & Services				10,925,477

Pharmaceuticals - 0.4%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	790,000	812,713	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	440,000	473,000	(a)

Total Pharmaceuticals				1,285,713

TOTAL HEALTH CARE				15,132,290

INDUSTRIALS - 15.4%
Aerospace & Defense - 2.4%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,140,000	1,174,200	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000	617,375
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	1,351,000	1,384,775	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	410,000	447,925
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,560,000	1,643,928
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	1,330,000	1,341,637	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	480,000	504,912

Total Aerospace & Defense				7,114,752

Airlines - 0.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000	323,423	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	335,017	363,493	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	24,353	24,597
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	257,308	299,455
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	180,814	207,258
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	80,000	85,700	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	63,822	68,768
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	380,441	402,791
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	63,362	71,124
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	400,000	426,000

Total Airlines				2,272,609

Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	560,000	565,600	(a)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	240,000	250,650	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	90,000	97,425	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	300,000	321,750	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	810,000	880,875	(a)

Total Building Products				2,116,300

Commercial Services & Supplies - 2.1%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	210,000	221,813	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	470,000	539,325	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,790,000	1,915,300
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	440,000	495,000
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	762,000	840,105	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	503,000	554,557	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,416,000	1,612,470

Total Commercial Services & Supplies				6,178,570

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Construction & Engineering - 1.2%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	670,000	$618,075	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	860,000	872,900	(a)(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,020,000	1,088,850	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	820,000	854,850	(a)

Total Construction & Engineering				3,434,675

Electrical Equipment - 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000	613,200	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	510,000	545,700	(a)

Total Electrical Equipment				1,158,900

Industrial Conglomerates - 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000	923,525

Machinery - 1.4%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	340,000	367,625	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,540,000	1,651,650	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	300,000	314,250	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	690,000	791,775
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	490,000	547,575	(a)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	340,000	361,250	(a)(c)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	270,000	286,875	(a)

Total Machinery				4,321,000

Marine - 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,023,245	931,153	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	515,000	518,862
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	830,000	873,575	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	670,000	730,300

Total Marine				3,053,890

Professional Services - 0.2%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	640,000	648,000	(a)

Road & Rail - 2.0%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	700,000	766,500	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,040,000	1,089,400	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	510,000	532,313	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,340,000	1,468,975	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	470,000	482,925	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,458,000	1,570,995

Total Road & Rail				5,911,108

Trading Companies & Distributors - 0.8%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	790,000	865,050	(a)
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	460,000	472,650	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	880,000	972,400

Total Trading Companies & Distributors				2,310,100

Transportation - 1.8%
CMA CGM, Senior Notes	8.500%	4/15/17	1,470,000	1,528,800	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	900,000	975,375	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Transportation - 1.8% (continued)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,080,000		$1,109,700	(a)(c)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	950,000		969,000	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	720,000		738,000	(a)

Total Transportation					5,320,875

Transportation Infrastructure - 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	480,000		509,398	(a)
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	400,000		427,000	(a)

Total Transportation Infrastructure					936,398

TOTAL INDUSTRIALS					45,700,702

INFORMATION TECHNOLOGY - 2.8%
Internet Software & Services - 0.5%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	100,000		103,500	(a)(c)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000		694,725
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		591,975

Total Internet Software & Services					1,390,200

IT Services - 1.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	770,000		770,000	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	360,000		392,400	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,250,000		1,506,250
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	910,000		1,014,650
Interactive Data Corp., Senior Notes	5.875%	4/15/19	450,000		455,625	(a)

Total IT Services					4,138,925

Software - 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	390,000		417,300	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	670,000		686,750	(a)

Total Software					1,104,050

Technology Hardware, Storage & Peripherals - 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	1,500,000		1,640,862

TOTAL INFORMATION TECHNOLOGY					8,274,037

MATERIALS - 9.3%
Chemicals - 0.7%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	420,000		432,600	(a)(b)(c)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	582,000	EUR	846,904	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	250,000	EUR	388,498	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	200,000	EUR	310,798	(a)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	160,000		173,200

Total Chemicals					2,152,000

Containers & Packaging - 2.4%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,179,250	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	340,000	EUR	488,661	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	260,000		269,750	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	680,000		753,100	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	141,176		147,529	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Containers & Packaging - 2.4% (continued)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	830,000		$867,350	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	800,000		856,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,140,000		1,191,300
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,260,000		1,335,209
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	150,000		156,938

Total Containers & Packaging					7,245,087

Metals & Mining - 5.0%
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		530,625
ArcelorMittal, Senior Notes	6.000%	3/1/21	240,000		259,200
ArcelorMittal, Senior Notes	6.750%	2/25/22	140,000		157,150
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	540,000		533,250	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	710,000		662,075	(a)
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000		891,211
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,010,000		987,275
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	730,000		752,813	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,210,000		1,320,412	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	860,000		447,200	(a)(d)(e)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	225,250		225,250	(a)(b)(c)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	720,000		187,200	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	610,000		551,288
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	700,000		793,625	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,240,000		1,292,700	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	30,000		33,750
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,110,000		1,194,637
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	480,000		509,400	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	570,000	EUR	822,644	(a)(c)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,080,000		893,700	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	330,000		353,100	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	150,000		160,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	570,000		642,675
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	550,000		618,750

Total Metals & Mining					14,820,430

Paper & Forest Products - 1.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,900,000		1,902,375	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,040,000		1,008,800
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	498,000		444,465
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	70,000		74,900

Total Paper & Forest Products					3,430,540

TOTAL MATERIALS					27,648,057

TELECOMMUNICATION SERVICES - 9.9%
Diversified Telecommunication Services - 6.2%
CenturyLink Inc., Senior Notes	5.800%	3/15/22	1,710,000		1,786,950
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	115,000		111,263

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Telecommunication Services - 6.2% (continued)
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	750,000	$808,125	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000	239,695	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,500,000	1,623,750
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	370,000	406,537
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,940,000	1,937,575	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	70,000	76,125
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,280,000	1,443,200
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	350,000	371,438	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	100,000	102,500
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,180,000	1,265,550
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000	280,150	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	990,000	1,116,578
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	600,000	626,250	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,344,793	2,448,843	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,420,000	2,583,350
Windstream Corp., Senior Notes	6.375%	8/1/23	1,250,000	1,246,875

Total Diversified Telecommunication Services				18,474,754

Wireless Telecommunication Services - 3.7%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	400,000	412,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,025,000	4,679,062
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	60,000	65,775
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,480,000	1,801,900	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,540,000	1,744,050	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	790,000	855,175
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	300,000	325,125
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	220,000	238,425
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	890,000	849,950	(a)

Total Wireless Telecommunication Services				10,971,462

TOTAL TELECOMMUNICATION SERVICES				29,446,216

UTILITIES - 4.0%
Electric Utilities - 1.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,190,000	1,314,950
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	286,400	296,424
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,210,000	1,318,900
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	387,637	435,123	(e)

Total Electric Utilities				3,365,397

Gas Utilities - 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	740,000	794,575

Independent Power and Renewable Electricity Producers - 2.6%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	520,000	553,800
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	96,000	105,120	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	655,000	738,512	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	160,000	0	(b)(d)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	470,000	485,275	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,099,000	1,169,061
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,460,000	1,558,550	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	930,000	992,775	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	66,819	71,998

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power and Renewable Electricity Producers - 2.6% (continued)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,851,159	$2,101,066

Total Independent Power and Renewable Electricity Producers				7,776,157

TOTAL UTILITIES				11,936,129

TOTAL CORPORATE BONDS & NOTES (Cost - $250,478,343)				268,147,201

SENIOR LOANS - 2.0%
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.5%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000	720,650	(i)(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	730,000	813,038	(i)(j)

Total Hotels, Restaurants & Leisure				1,533,688

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000	277,383	(i)(j)

TOTAL CONSUMER DISCRETIONARY				1,811,071

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	300,000	291,500	(i)(j)

HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	600,000	604,500	(i)(j)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	640,000	636,800	(d)(i)(j)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	730,000	735,475	(i)(j)

TOTAL HEALTH CARE				1,976,775

INDUSTRIALS - 0.4%
Machinery - 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,190,000	1,212,312	(i)(j)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	540,000	560,250	(i)(j)

TOTAL SENIOR LOANS (Cost - $5,679,800)				5,851,908

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.1%
U.S. Government Obligations - 0.1%
U.S. Treasury Notes (Cost - $158,332)	1.250%	11/30/18	160,000	159,100

			SHARES
COMMON STOCKS - 2.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co.			32,436	533,248

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			46,919	93,838	*(b)(d)

TOTAL CONSUMER DISCRETIONARY				627,086

ENERGY - 0.4%
Energy Equipment & Services - 0.4%
KCAD Holdings I Ltd.			151,493,610	1,127,264	*(b)(d)

FINANCIALS - 0.8%
Banks - 0.7%
Citigroup Inc.			29,040	1,381,433
JPMorgan Chase & Co.			13,508	750,639

Total Banks				2,132,072

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY			SHARES	VALUE
Real Estate Management & Development - 0.1%
Realogy Holdings Corp.			7,503	$278,962	*

TOTAL FINANCIALS				2,411,034

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			8,800	422,400	*(b)(d)

INDUSTRIALS - 0.7%
Marine - 0.7%
DeepOcean Group Holding AS			58,920	1,966,160	*(b)(d)
Horizon Lines Inc., Class A Shares			417,516	150,306	*

TOTAL INDUSTRIALS				2,116,466

TOTAL COMMON STOCKS (Cost - $7,548,419)				6,704,250

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $145,000)	6.000%		5,800	134,734

PREFERRED STOCKS - 1.5%
FINANCIALS - 1.5%
Consumer Finance - 1.1%
GMAC Capital Trust I	8.125%		118,121	3,203,441	(f)

Diversified Financial Services - 0.4%
Citigroup Capital XIII	7.875%		46,675	1,278,895	(f)

TOTAL PREFERRED STOCKS (Cost - $4,131,949)				4,482,336

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,198	185,690	*(a)
Jack Cooper Holdings Corp.		5/6/18	558	86,490	*(a)

TOTAL WARRANTS (Cost - $30,507)				272,180

TOTAL INVESTMENTS - 96.0% (Cost - $268,172,350#)				285,751,709
Other Assets in Excess of Liabilities - 4.0%				11,825,026

TOTAL NET ASSETS - 100.0%				$297,576,735

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of May 31, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
EUR	— Euro

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$48,569,665	$964,005		$49,533,670
Materials	—	27,422,807	225,250		27,648,057
Utilities	—	11,936,129	0	*	11,936,129
Other corporate bonds & notes	—	179,029,345	—		179,029,345
Senior loans	—	5,851,908	—		5,851,908
U.S. government & agency obligations	—	159,100	—		159,100
Common stocks:
Consumer discretionary	$533,248	—	93,838		627,086
Energy	—	—	1,127,264		1,127,264
Financials	2,411,034	—	—		2,411,034
Health care	—	—	422,400		422,400
Industrials	150,306	—	1,966,160		2,116,466
Convertible preferred stocks	134,734	—	—		134,734
Preferred stocks	4,482,336	—	—		4,482,336
Warrants	—	272,180	—		272,180

Total investments	$7,711,658	$273,241,134	$4,798,917		$285,751,709

Other financial instruments:
Forward foreign currency contracts	—	$137,903	—		$137,903

Total	$7,711,658	$273,379,037	$4,798,917		$285,889,612

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$71,568	—	—		$71,568
Centrally cleared credit default swaps on credit indices - buy protection	—	$104,571	—		104,571

Total	$71,568	$104,571	—		$176,139

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	MATERIALS	ENERGY	UTILITIES		TOTAL
Balance as of February 28, 2014	$770,339	—	$1,438,012	$0	*	$2,208,351
Accrued premiums/discounts	3,380	—	1,653	—		5,033
Realized gain (loss)	—	—	—	—		—
Change in unrealized appreciation (depreciation)(1)	15,724	—	(77,388)	—		(61,664)
Purchases	174,562	—	—	—		174,562
Sales	—	—	—	—		—
Transfers into Level 3(2)	—	$225,250	—	—		225,250
Transfers out of Level 3(3)	—	—	(1,362,277)	—		(1,362,277)

Balance as of May 31, 2014	$964,005	$225,250	—	$0	*	$1,189,255

Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2014(1)	$15,724	—	$(77,388)	—		$(61,664)

	COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	TOTAL
Balance as of February 28, 2014	$93,838	$764,588	—	$1,872,631	$2,731,057
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	—	362,676	$(280,945)	93,529	175,260
Purchases	—	—	703,345	—	703,345
Sales	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers out of Level 3(3)	—	—	—	—	—

Balance as of May 31, 2014	$93,838	$1,127,264	$422,400	$1,966,160	$3,609,662

Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2014(1)	—	$362,676	$(280,945)	$93,529	$175,260

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended May 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified

Notes to Schedule of Investments (unaudited) (continued)

return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Notes to Schedule of Investments (unaudited) (continued)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of May 31, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k)	Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,159,638
Gross unrealized depreciation	(4,580,279)

Net unrealized appreciation	$17,579,359

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	194	9/14	$24,278,463	$24,350,031	$(71,568)

Notes to Schedule of Investments (unaudited) (continued)

At May 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation
Contracts to Sell:
Euro	Citibank N.A.	4,373,143	$5,961,147	8/14/14	$130,225
Euro	Royal Bank of Scotland PLC	265,481	361,884	8/14/14	7,678

Net unrealized appreciation on open forward foreign currency contracts					$137,903

At May 31, 2014, the Fund had the following open swap contract:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.22 Index)	$10,543,500	6/20/19	5.000% quarterly	$(879,208)	$(774,637)	$(104,571)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts	Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(71,568)	—	—	$(71,568)
Foreign Exchange Risk	—	$137,903	—	137,903
Credit Risk	—	—	$(104,571)	(104,571)

Total	$(71,568)	$137,903	$(104,571)	$(38,236)

During the period ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$17,981,578
Forward foreign currency contracts (to sell)	6,387,698

Average Notional Balance
Credit default swap contracts (to buy protection)	$10,623,375

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed High Income Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2014